                                  EXHIBIT 99.3

Christopher Celentino, State Bar # 131688
Luce, Forward, Hamilton & Scripps, LLP
600 West Broadway, Suite 2600
San Diego, CA  92101
Attorney for Debtor-In-Possession

                         UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF CALIFORNIA


In Re: CinemaStar Luxury Theaters, Inc., Debtor(s)
CASE NUMBER: 01-00110-JM11
CHAPTER 11
DEBTOR-IN-POSSESSION MONTHLY OPERATING REPORT
FOR THE MONTH OF: MARCH 2001

TO:      THE HONORABLE JUDGE MYERS
         UNITED STATES BANKRUPTCY JUDGE

         The Debtor-In-Possession hereby files its Monthly Operating Report pursuant to the United States Trustee's Operating and Reporting Requirements for Chapter 11 cases.

DATED: April 18, 2001
                                         s/ Christopher Celentino
                                         ---------------------------------
                                         Attorney for Debtor-In-Possession

------------------------------------------------------------------------------
                       UNITED STATES DEPARTMENT OF JUSTICE
                       OFFICE OF THE UNITED STATES TRUSTEE
                         SOUTHERN DISTRICT OF CALIFORNIA
------------------------------------------------------------------------------


In Re: CinemaStar Luxury Theaters, Inc., Debtor(s)
CHAPTER 11 (BUSINESS)
CASE NO. 01-00110-JM11
OPERATING REPORT NO. 3
FOR THE MONTH ENDING: MARCH 31, 2001

                       I. CASH RECEIPTS AND DISBURSEMENTS
                             A. (GENERAL ACCOUNT *)

--------------------------------------------------------------------------------------- ---------------------
1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS                                         2,304,073.40
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS                              2,048,685.04
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
3. BEGINNING BALANCE                                                                              255,388.36
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
4. RECEIPTS DURING CURRENT PERIOD
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
         ACCOUNTS RECEIVABLE - PRE-FILING                                                               0.00
--------------------------------------------------------------------------------------- ---------------------
         ACCOUNTS RECEIVABLE - POST-FILING                                                              0.00
--------------------------------------------------------------------------------------- ---------------------
         GENERAL SALES                                                                            997,259.94
--------------------------------------------------------------------------------------- ---------------------
         OTHER (SPECIFY) Advanced ticket sales, Mexico mgmnt fees                                 119,454.19
--------------------------------------------------------------------------------------- ---------------------
         OTHER ** (SPECIFY)                                                                             0.00
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
                                            TOTAL RECEIPTS THIS PERIOD                          1,116,714.13
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
5. BALANCE:                                                                                     1,372,102.49
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD                                              1,659,889.78
--------------------------------------------------------------------------------------- ---------------------
         (Total from Page 2)
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
7. ENDING BALANCE                                                                               (287,787.29)
--------------------------------------------------------------------------------------- ---------------------


------------------------------------------------------- -----------------------------------------------------
8.  GENERAL ACCOUNT NUMBER                              07007494381
------------------------------------------------------- -----------------------------------------------------
    DEPOSITORY NAME AND LOCATION                        Union Bank of California
-------------------------------------------------------------------------------------------------------------
                                                        445 South Figueroa St., Los Angeles, CA 90051
-------------------------------------------------------------------------------------------------------------

* ALL RECEIPTS MUST BE DEPOSITED INTO THE GENERAL ACCOUNT

** INCLUDE THE RECEIPTS FROM THE SALE OF ANY REAL OR PERSONAL PROPERTY OUT OF THE ORDINARY COURSE OF BUSINESS; ATTACH AN EXHIBIT SPECIFYING WHAT WAS SOLD, TO WHOM, TERMS, AND DATE OF COURT ORDER OR REPORT OF SALE.

           TOTAL DISBURSEMENTS DURING CURRENT PERIOD (General Account)

---------------------------------------------------------------------------------------------------------------
   DATE      CHECK #             PAYEE                    PURPOSE               AMOUNT
---------------------------------------------------------------------------------------------------------------
CHECKS
---------------------------------------------------------------------------------------------------------------
     3/1/01      16318 Coudres Family Limited    PR10 rent                         41,035.45
---------------------------------------------------------------------------------------------------------------
     3/1/01      16319 Mission Grove Theaters    MG18 rent                         64,443.41
---------------------------------------------------------------------------------------------------------------
     3/1/01      16320 Oceanside Mission         MM13 rent                         73,880.84
                       Marketplace
---------------------------------------------------------------------------------------------------------------
     3/1/01      16321 Redevelopment Agency      SB20 rent                         82,000.00
---------------------------------------------------------------------------------------------------------------
     3/1/01      16322 United Title Company      Corp rent                          4,983.30
---------------------------------------------------------------------------------------------------------------
     3/1/01      16323 Target                    Corporate Events                     236.42
---------------------------------------------------------------------------------------------------------------
     3/2/01      16324 City Of San Bernardino    Citation issued by Fire              241.02
                                                 Dept
---------------------------------------------------------------------------------------------------------------
     3/2/01      16325 Mission Grove Theaters II Rent                              32,355.40
---------------------------------------------------------------------------------------------------------------
     3/2/01      16326 Prentis Properties        Balance due Corp Rent             10,972.78
---------------------------------------------------------------------------------------------------------------
     3/5/01      16327 Julian Burke              Replace window and                   603.23
                                                 tinting
---------------------------------------------------------------------------------------------------------------
     3/9/01      16328 Accountants On Call       Temporary Help                       649.20
---------------------------------------------------------------------------------------------------------------
     3/9/01      16329 Airborne Express          Film Transportation                  109.20
---------------------------------------------------------------------------------------------------------------
     3/9/01      16330 AM/Comm Systems Inc       Operating Supplies                    31.75
---------------------------------------------------------------------------------------------------------------
     3/9/01      16331 American Express          Corp Credit Card                   1,159.00
---------------------------------------------------------------------------------------------------------------
     3/9/01      16332 AON Risk Services         Insurance                            514.00
---------------------------------------------------------------------------------------------------------------
     3/9/01      16333 Armored Transport         Cash transportation                  905.69
---------------------------------------------------------------------------------------------------------------
     3/9/01      16334 Brakewater Transport      Film Transportation                  905.00
---------------------------------------------------------------------------------------------------------------
     3/9/01      16335 Chrysler Financial        Corp lease car                       310.16
---------------------------------------------------------------------------------------------------------------
     3/9/01      16336 City Clerk                Licenses and Permits                 810.45
---------------------------------------------------------------------------------------------------------------
     3/9/01      16337 City of Riverside         Water Sewage MG18                    123.88
---------------------------------------------------------------------------------------------------------------
     3/9/01      16338 Clay Colbert              Reimbursement                        722.66
---------------------------------------------------------------------------------------------------------------
     3/9/01      16339 CTS Net internet service  Internet service corp.               374.76
---------------------------------------------------------------------------------------------------------------
     3/9/01      16340 DC electronics 2 Inc      Alarm Monitoring                     215.00
---------------------------------------------------------------------------------------------------------------
     3/9/01      16341 First Sierra financial    MM13 trash compactor                 647.67
---------------------------------------------------------------------------------------------------------------
     3/9/01      16342 Globe ticket and label Co Ticket stock                       2,855.45
---------------------------------------------------------------------------------------------------------------
     3/9/01      16343 The Guardian              Dental Insurance                   2,081.79
---------------------------------------------------------------------------------------------------------------
     3/9/01      16344 Inland Lighting Supplies  Operating Supplies                 1,693.13
                       Inc
---------------------------------------------------------------------------------------------------------------
     3/9/01      16345 Janitorial Maintenance    Cleaning Services                 16,376.00
---------------------------------------------------------------------------------------------------------------
     3/9/01      16346 Java City                 Concession Supplies                  465.43
---------------------------------------------------------------------------------------------------------------
     3/9/01      16347 JLA Credit Corp           Equipment lease                    1,036.21
---------------------------------------------------------------------------------------------------------------
     3/9/01      16348 La Mousse                 Concession Supplies                  102.15
---------------------------------------------------------------------------------------------------------------
     3/9/01      16349 Los Angeles Times         Corp Paper                            18.00
---------------------------------------------------------------------------------------------------------------
     3/9/01      16350 Manulife Financial        401k                               1,835.17
---------------------------------------------------------------------------------------------------------------
     3/9/01      16351 National Screen Service   Advertising                          164.06
---------------------------------------------------------------------------------------------------------------
     3/9/01      16352 Nextel Communication      cell phones                          195.78
---------------------------------------------------------------------------------------------------------------
     3/9/01      16353 North County Times        Advertising                        3,479.74
---------------------------------------------------------------------------------------------------------------
     3/9/01      16354 Otis Spunkmeyer           Concession Supplies                  212.50
---------------------------------------------------------------------------------------------------------------
     3/9/01      16355 Void                                                        -
---------------------------------------------------------------------------------------------------------------
     3/9/01      16356 Void                                                        -
---------------------------------------------------------------------------------------------------------------



                                                                  Page 3 of 17

---------------------------------------------------------------------------------------------------------------
     3/9/01      16357 Prudential                Insurance                         11,130.92
---------------------------------------------------------------------------------------------------------------
     3/9/01      16358 Pure Flo Water            Corp water                            17.85
---------------------------------------------------------------------------------------------------------------
     3/9/01      16359 Redevelopment Agency      SB20 rent                         12,500.00
---------------------------------------------------------------------------------------------------------------
     3/9/01      16360 RPI                       Furniture & Fixtures SB20            253.50
---------------------------------------------------------------------------------------------------------------
     3/9/01      16361 SDG&E                     Utilities                         15,599.54
---------------------------------------------------------------------------------------------------------------
     3/9/01      16362 Sky Courier               Film Transportation                   35.00
---------------------------------------------------------------------------------------------------------------
     3/9/01      16363 Southern California       Utilities                         26,188.20
                       Edison
---------------------------------------------------------------------------------------------------------------
     3/9/01      16364 Texaco                    Corp gas card                        577.61
---------------------------------------------------------------------------------------------------------------
     3/9/01      16365 Theatrical Distribution   Advertising                           26.18
                       Services
---------------------------------------------------------------------------------------------------------------
     3/9/01      16366 Void                                                        -
---------------------------------------------------------------------------------------------------------------
     3/9/01      16367 Verizon Wireless          Pagers                               192.65
---------------------------------------------------------------------------------------------------------------
     3/9/01      16368 Verizon California        phone service SB20 & pr10            593.75
---------------------------------------------------------------------------------------------------------------
     3/9/01      16369 Waxie Sanitary Supply     Janitorial Supplies                6,057.96
---------------------------------------------------------------------------------------------------------------
     3/9/01      16370 Wholesale Commercial Dist Operating Supplies                   335.05
---------------------------------------------------------------------------------------------------------------
     3/9/01      16371 MGM Films                 Film Rental                       31,388.20
---------------------------------------------------------------------------------------------------------------
     3/9/01      16372 Sony Picture Classics     Co Op Advertising                    150.00
---------------------------------------------------------------------------------------------------------------
     3/9/01      16373 Airgas                    Concession Supplies                   62.75
---------------------------------------------------------------------------------------------------------------
     3/9/01      16374 Heritage Foods            Concession Supplies                  416.09
---------------------------------------------------------------------------------------------------------------
    3/12/01      16375 United Parcel Service     mail service                          16.45
---------------------------------------------------------------------------------------------------------------
    3/12/01      16376 Pacific Bell              phone service                      1,325.06
---------------------------------------------------------------------------------------------------------------
    3/14/01      16377 MGM Films                 Film Rental                       13,021.60
---------------------------------------------------------------------------------------------------------------
    3/16/01      16378 Dan Cahill                Reimbursement                        129.32
---------------------------------------------------------------------------------------------------------------
    3/16/01      16379 Gloria Randolph           reimburse of gift                     23.00
                                                 certificates
---------------------------------------------------------------------------------------------------------------
    3/16/01      16380 Manulife Financial        401k                               1,388.51
---------------------------------------------------------------------------------------------------------------
    3/16/01      16381 Media Tech Source         Projection Supplies                  591.50
---------------------------------------------------------------------------------------------------------------
    3/16/01      16382 Murphy's Printing         Printing                             107.50
---------------------------------------------------------------------------------------------------------------
    3/16/01      16383 Pacific Bell              phone service                        150.00
---------------------------------------------------------------------------------------------------------------
    3/16/01      16384 Peggy O'Neil              reimburse of gift                     37.00
                                                 certificates
---------------------------------------------------------------------------------------------------------------
    3/16/01      16385 Pure Flo Water            Corp water                            11.90
---------------------------------------------------------------------------------------------------------------
    3/16/01      16386 Kim Zolna                 Reimbursement                        732.48
---------------------------------------------------------------------------------------------------------------
    3/22/01      16387 Airborne Express          Film Transportation                  582.40
---------------------------------------------------------------------------------------------------------------
    3/22/01      16388 AON Risk Services         Insurance                         12,480.00
---------------------------------------------------------------------------------------------------------------
    3/22/01      16389 Armored Transport         Cash transportation                1,029.02
---------------------------------------------------------------------------------------------------------------
    3/22/01      16390 Blytheco                  computer support                      33.75
---------------------------------------------------------------------------------------------------------------
    3/22/01      16391 City Clerk                Licenses and Permits                 225.00
---------------------------------------------------------------------------------------------------------------
    3/22/01      16392 City Of Oceanside         Water Sewage trash MM13            1,643.34
---------------------------------------------------------------------------------------------------------------
    3/22/01      16393 City Of San Bernardino    security service                   1,616.16
---------------------------------------------------------------------------------------------------------------
    3/22/01      16394 Void                                                        -
---------------------------------------------------------------------------------------------------------------
    3/22/01      16395 CR&R Inc                  refuse PR10                          480.97
---------------------------------------------------------------------------------------------------------------
    3/22/01      16396 Energi                    Licenses and Fees                     75.00
---------------------------------------------------------------------------------------------------------------
    3/22/01      16397 First Sierra financial    MM13 trash compactor                 647.67
---------------------------------------------------------------------------------------------------------------
    3/22/01      16398 Institute of Management   Dues and Subscriptions                27.00
---------------------------------------------------------------------------------------------------------------
    3/22/01      16399 Kombiz Lavasany           Reimbursement                        277.79
---------------------------------------------------------------------------------------------------------------
    3/22/01      16400 Mail Boxes Etc            mail service                           8.36
---------------------------------------------------------------------------------------------------------------
    3/22/01      16401 Max Reynolds              Repairs and                        3,572.46
---------------------------------------------------------------------------------------------------------------


                                                                  Page 4 of 17

---------------------------------------------------------------------------------------------------------------
                                                 maintenance
---------------------------------------------------------------------------------------------------------------
    3/22/01      16402 Nationwide Neighborhood   Advertising                          160.00
---------------------------------------------------------------------------------------------------------------
    3/22/01      16403 Pacific Bell              phone service                      1,441.28
---------------------------------------------------------------------------------------------------------------
    3/22/01      16404 Paramount Pictures        Co Op Advertising                    975.00
---------------------------------------------------------------------------------------------------------------
    3/22/01      16405 The Press Enterprise      Advertising                       18,035.19
---------------------------------------------------------------------------------------------------------------
    3/22/01      16406 Printek Business          Check Printing                     1,071.11
                       Solutions
---------------------------------------------------------------------------------------------------------------
    3/22/01      16407 Prudential                Insurance                            632.44
---------------------------------------------------------------------------------------------------------------
    3/22/01      16408 Void                                                        -
---------------------------------------------------------------------------------------------------------------
    3/22/01      16409 San Bernardino County Sun Advertising                       10,251.50
---------------------------------------------------------------------------------------------------------------
    3/22/01      16410 Sky Courier               Film Transportation                   18.20
---------------------------------------------------------------------------------------------------------------
    3/22/01      16411 Solomon Friedman          Advertising                           50.28
---------------------------------------------------------------------------------------------------------------
    3/22/01      16412 State Comp insurance Fund Insurance                          8,125.94
---------------------------------------------------------------------------------------------------------------
    3/22/01      16413 Treasurer Tax collector   Prop taxes                        92,629.08
---------------------------------------------------------------------------------------------------------------
    3/22/01      16414 Void                                                        -
---------------------------------------------------------------------------------------------------------------
    3/22/01      16415 Universal pictures        Co Op Advertising                    488.77
---------------------------------------------------------------------------------------------------------------
    3/22/01      16416 Van Asch Janitorial       Cleaning Services                  1,875.80
---------------------------------------------------------------------------------------------------------------
    3/22/01      16417 Verizon California        phone services SB20 &              2,037.97
                                                 Pr10
---------------------------------------------------------------------------------------------------------------
    3/22/01      16418 Waxie Sanitary Supply     Janitorial Supplies                   43.65
---------------------------------------------------------------------------------------------------------------
    3/22/01      16419 Western Municipal Water   Water Sewage MG18                    300.80
---------------------------------------------------------------------------------------------------------------
    3/22/01      16420 MGM Films                 Film Rental                        6,385.38
---------------------------------------------------------------------------------------------------------------
    3/22/01      16421 Sony Picture Classics     Co Op Advertising                     50.00
---------------------------------------------------------------------------------------------------------------
    3/22/01      16422 Airgas                    Concession Supplies                   76.87
---------------------------------------------------------------------------------------------------------------
    3/22/01      16423 Heritage Foods            Concession Supplies                1,072.85
---------------------------------------------------------------------------------------------------------------
    3/22/01      16424 Clay Colbert              Reimbursement                         98.74
---------------------------------------------------------------------------------------------------------------
    3/23/01      16425 Chrysler Financial        Corp lease car                       620.32
---------------------------------------------------------------------------------------------------------------
    3/23/01      16426 North County Times        Advertising                        4,628.08
---------------------------------------------------------------------------------------------------------------
    3/23/01      16427 Pacific Bell              phone service                      1,424.56
---------------------------------------------------------------------------------------------------------------
    3/23/01      16428 Proctor Companies         Repairs and maintenance              318.83
                                                 conc.
---------------------------------------------------------------------------------------------------------------
    3/23/01      16429 San Bernardino County Sun Advertising                        2,023.00
---------------------------------------------------------------------------------------------------------------
    3/23/01      16430 Union Tribune             Advertising                          944.00
---------------------------------------------------------------------------------------------------------------
    3/23/01      16431 Universal Pictures        Co Op Advertising                    303.05
---------------------------------------------------------------------------------------------------------------
    3/28/01      16432 MGM Films                 Film Rental                        3,272.15
---------------------------------------------------------------------------------------------------------------
    3/28/01      16433 Allen Elrod               Reimbursement                      1,101.75
---------------------------------------------------------------------------------------------------------------
    3/29/01      16434 Coudres Family Limited    PR10 rent                         41,035.45
---------------------------------------------------------------------------------------------------------------
    3/29/01      16435 Crown Point Design        Uniforms                           3,864.00
---------------------------------------------------------------------------------------------------------------
    3/29/01      16436 Mission Grove Theater     MG18 rent                         62,795.90
---------------------------------------------------------------------------------------------------------------
    3/29/01      16437 Mission Grove Theater II  MG18 rent                         31,982.75
---------------------------------------------------------------------------------------------------------------
    3/29/01      16438 Oceanside Mission         MM13 rent                         66,947.53
                       Marketplace
---------------------------------------------------------------------------------------------------------------
    3/29/01      16439 Redevelopment Agency      SB20 rent                         82,000.00
---------------------------------------------------------------------------------------------------------------
    3/29/01      16440 Redevelopment Agency      SB20 rent                         12,500.00
---------------------------------------------------------------------------------------------------------------
    3/29/01      16441 State Board of            Licenses and Fees                  1,206.00
                       Equalization
---------------------------------------------------------------------------------------------------------------


                                                                  Page 5 of 17

---------------------------------------------------------------------------------------------------------------
    3/29/01      16442 United Title Company      Corp rent                          4,983.30
---------------------------------------------------------------------------------------------------------------
    3/30/01      16443 City of Riverside         Licenses and permits MG18          4,054.36
---------------------------------------------------------------------------------------------------------------
                                           TOTAL                                                    966,330.05
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
WIRE TRANSFERS
---------------------------------------------------------------------------------------------------------------
      1-Mar         90 Pepsi                     Concession Supplies                3,556.25
---------------------------------------------------------------------------------------------------------------
                 91-93 Numbers previously used               -                     -
---------------------------------------------------------------------------------------------------------------
      1-Mar         94 Metropolitan Provisions   Concession Supplies                8,841.65
---------------------------------------------------------------------------------------------------------------
      5-Mar         95 Insight Direct Inc.       Computer Supplies                  1,258.39
---------------------------------------------------------------------------------------------------------------
      4-Jan         96 Number previously used                -                     -
---------------------------------------------------------------------------------------------------------------
      7-Mar         97 20th Century Fox          Film Rental                        3,102.08
---------------------------------------------------------------------------------------------------------------
      7-Mar         98 Buena Vista               Film Rental                       22,327.09
---------------------------------------------------------------------------------------------------------------
      7-Mar         99 Miramax Films             Film Rental                        2,674.79
---------------------------------------------------------------------------------------------------------------
      7-Mar        100 Newline Pictures          Film Rental                        2,402.03
---------------------------------------------------------------------------------------------------------------
      7-Mar        101 Paramount Pictures        Film Rental                       39,451.65
---------------------------------------------------------------------------------------------------------------
      7-Mar        102 Sony Picture Classics     Film Rental                        3,420.26
---------------------------------------------------------------------------------------------------------------
      7-Mar        103 Universal Film Exchanges  Film Rental                        1,092.97
---------------------------------------------------------------------------------------------------------------
      7-Mar        104 USA Films                 Film Rental                        3,210.63
---------------------------------------------------------------------------------------------------------------
      7-Mar        105 Warner Bros.              Film Rental                       14,118.45
---------------------------------------------------------------------------------------------------------------
                   106 Number previously used                -                     -
---------------------------------------------------------------------------------------------------------------
      8-Mar        107 Metropolitan Provisions   Concession Supplies                8,043.35
---------------------------------------------------------------------------------------------------------------
     14-Mar        108 20th Century Fox          Film Rental                        9,060.23
---------------------------------------------------------------------------------------------------------------
     14-Mar        109 Buena Vista               Film Rental                        7,504.70
---------------------------------------------------------------------------------------------------------------
     14-Mar        110 Miramax Films             Film Rental                        1,774.35
---------------------------------------------------------------------------------------------------------------
     14-Mar        111 Newline Pictures          Film Rental                          281.76
---------------------------------------------------------------------------------------------------------------
     14-Mar        112 Paramount Pictures        Film Rental                       16,157.76
---------------------------------------------------------------------------------------------------------------
     14-Mar        113 Sony Picture Classics     Film Rental                        2,833.43
---------------------------------------------------------------------------------------------------------------
     14-Mar        114 USA Films                 Film Rental                        3,788.54
---------------------------------------------------------------------------------------------------------------
     14-Mar        115 Warner Bros.              Film Rental                       17,318.63
---------------------------------------------------------------------------------------------------------------
      4-Jan        116 Void                                  -                     -
---------------------------------------------------------------------------------------------------------------
      4-Jan        117 Number previously used                -                     -
---------------------------------------------------------------------------------------------------------------
      8-Mar        118 Pepsi                     Concession Supplies                3,376.58
---------------------------------------------------------------------------------------------------------------
     15-Mar        119 Metropolitan Provisions   Concession Supplies               13,849.78
---------------------------------------------------------------------------------------------------------------
     21-Mar        120 20th Century Fox          Film Rental                        3,844.08
---------------------------------------------------------------------------------------------------------------
     21-Mar        121 Buena Vista               Film Rental                        6,150.83
---------------------------------------------------------------------------------------------------------------
     21-Mar        122 DreamWorks Distribution   Film Rental                       29,269.11
---------------------------------------------------------------------------------------------------------------
     21-Mar        123 Miramax Films             Film Rental                          786.96
---------------------------------------------------------------------------------------------------------------
     21-Mar        124 Newline Pictures          Film Rental                        2,200.08
---------------------------------------------------------------------------------------------------------------
     21-Mar        125 Paramount Pictures        Film Rental                       10,127.78
---------------------------------------------------------------------------------------------------------------
     21-Mar        126 Sony Picture Classics     Film Rental                        2,097.73
---------------------------------------------------------------------------------------------------------------
     21-Mar        127 USA Films                 Film Rental                        3,101.12
---------------------------------------------------------------------------------------------------------------
     21-Mar        128 Warner Bros.              Film Rental                        6,714.88
---------------------------------------------------------------------------------------------------------------
     28-Mar      129-0 20th Century Fox          Film Rental                        1,630.73
---------------------------------------------------------------------------------------------------------------
     22-Mar      129-1 Metropolitan Provisions   Concession Supplies                6,322.66
---------------------------------------------------------------------------------------------------------------
     28-Mar        130 Buena Vista               Film Rental                        3,095.71
---------------------------------------------------------------------------------------------------------------
     28-Mar        131 DreamWorks Distribution   Film Rental                       12,875.58
---------------------------------------------------------------------------------------------------------------
     28-Mar        132 Miramax Films             Film Rental                        6,639.73
---------------------------------------------------------------------------------------------------------------


                                                                  Page 6 of 17

---------------------------------------------------------------------------------------------------------------
     28-Mar        133 Newline Pictures          Film Rental                       14,314.43
---------------------------------------------------------------------------------------------------------------
     28-Mar        134 Paramount Pictures        Film Rental                        5,546.99
---------------------------------------------------------------------------------------------------------------
     28-Mar        135 Sony Picture Classics     Film Rental                        2,746.89
---------------------------------------------------------------------------------------------------------------
     28-Mar        136 USA Films                 Film Rental                        2,394.91
---------------------------------------------------------------------------------------------------------------
     28-Mar        137 Warner Bros.              Film Rental                        7,663.77
---------------------------------------------------------------------------------------------------------------
               138-169 Numbers previously used                                     -
---------------------------------------------------------------------------------------------------------------
     26-Mar        170 Riverside County          Prop taxes                        54,644.22
                       Treasurer
---------------------------------------------------------------------------------------------------------------
     22-Mar        171 Pepsi                     Concession Supplies                3,125.34
---------------------------------------------------------------------------------------------------------------
     27-Mar        172 Sony Picture              Prepaid Film Rental               27,500.00
---------------------------------------------------------------------------------------------------------------
     20-Mar        173 Sony Pictures             Prepaid Film Rental               32,200.00
---------------------------------------------------------------------------------------------------------------
     29-Mar        174 Pepsi                     Concession Supplies                2,047.95
---------------------------------------------------------------------------------------------------------------
     29-Mar        175 Metropolitan Provisions   Concession Supplies                6,938.99
---------------------------------------------------------------------------------------------------------------
     16-Mar        185 Metropolitan Provisions   Concession Supplies                3,579.14
---------------------------------------------------------------------------------------------------------------
                                           TOTAL                                                    447,004.96
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
DIRECT DEBITS TO UNION BANK OF CALIFORNIA ACCT # 0700494381
---------------------------------------------------------------------------------------------------------------
     13-Mar            Direct postage purchase                                        200.00
---------------------------------------------------------------------------------------------------------------
     29-Mar            Sales Tax (Feb)                                             12,653.00
---------------------------------------------------------------------------------------------------------------
     29-Mar            Wire trf - Int & Principle on Credit Facility Debt          55,802.87
---------------------------------------------------------------------------------------------------------------
     31-Mar            Bank Charges - A/P Account Activity                            373.69
---------------------------------------------------------------------------------------------------------------
     31-Mar            Bank Charges - Payroll Account Activity                      2,525.21
---------------------------------------------------------------------------------------------------------------
                                           TOTAL                                                     71,554.77
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
TRANSFERS TO PAYROLL ACCOUNT
---------------------------------------------------------------------------------------------------------------
      6-Mar            UBOC Acct. # 07007494365  Mar 16th Payroll Run              90,000.00
---------------------------------------------------------------------------------------------------------------
     22-Mar            UBOC Acct. # 07007494365  Mar 30th Payroll Run              85,000.00
---------------------------------------------------------------------------------------------------------------
                                           TOTAL                                                    175,000.00
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
TOTAL ACCOUNTS PAYABLE DISBURSEMENTS                                                              1,659,889.78
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

                              B. (PAYROLL ACCOUNT)

--------------------------------------------------------------------------------------- ---------------------
1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS                                           400,535.93
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS                                358,793.82
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
3. BEGINNING BALANCE                                                                               41,742.11
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
4. RECEIPTS DURING CURRENT PERIOD                                                                 175,000.00
--------------------------------------------------------------------------------------- ---------------------
         TRANSFERRED FROM GENERAL ACCOUNT
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
5. BALANCE:                                                                                       216,742.11
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD                                                283,813.12
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
7. ENDING BALANCE                                                                                (67,071.01)
--------------------------------------------------------------------------------------- ---------------------

------------------------------------------------------- -----------------------------------------------------
8.  PAYROLL ACCOUNT NUMBER                              07007494365
------------------------------------------------------- -----------------------------------------------------
    DEPOSITORY NAME AND LOCATION                        Union Bank of California
-------------------------------------------------------------------------------------------------------------
                                                        445 South Figueroa St., Los Angeles, CA 90051
-------------------------------------------------------------------------------------------------------------

           TOTAL DISBURSEMENTS DURING CURRENT PERIOD (Payroll Account)


---------------------------------------------------------------------------------------------------------------------------
MARCH 2, 2001 PAYROLL RUN - SUMMARY OF EXPENSE
---------------------------------------------------------------------------------------------------------------------------
                Wages Earned - Normal Recurring                                                     66,520.58
---------------------------------------------------------------------------------------------------------------------------
                Wages Earned - Adjustments & Voids
---------------------------------------------------------------------------------------------------------------------------
                Wage Garnishments                                                                     -
---------------------------------------------------------------------------------------------------------------------------
                Federal Income Taxes                                                                 8,783.75
---------------------------------------------------------------------------------------------------------------------------
                Social Security                                                                     10,602.86
---------------------------------------------------------------------------------------------------------------------------
                Medicare                                                                             2,479.77
---------------------------------------------------------------------------------------------------------------------------
                State Unemployment Taxes - Employer                                                  1,908.39
---------------------------------------------------------------------------------------------------------------------------
                Federal Unemployment Taxes                                                             492.49
---------------------------------------------------------------------------------------------------------------------------
                State Unemployment Taxes - Employee                                                    769.61
---------------------------------------------------------------------------------------------------------------------------
                State Income Taxes                                                                   1,702.07
---------------------------------------------------------------------------------------------------------------------------
                                                                                                    93,259.52
---------------------------------------------------------------------------------------------------------------------------
March 2, 2001 Payroll Run - Summary of Disbursements
---------------------------------------------------------------------------------------------------------------------------
                ADP Checks Issued                                                                   93,259.52
---------------------------------------------------------------------------------------------------------------------------
                Manual Checks, etc.                                                                    429.72
---------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL                                                     93,689.24
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
MARCH 16, 2001 PAYROLL RUN - SUMMARY OF EXPENSE
---------------------------------------------------------------------------------------------------------------------------
                Wages Earned - Normal Recurring                                                     63,544.42
---------------------------------------------------------------------------------------------------------------------------
                Wages Earned - Adjustments & Voids
---------------------------------------------------------------------------------------------------------------------------
                Wage Garnishments
---------------------------------------------------------------------------------------------------------------------------
                Federal Income Taxes                                                                 8,509.46
---------------------------------------------------------------------------------------------------------------------------
                Social Security                                                                     10,160.72
---------------------------------------------------------------------------------------------------------------------------
                Medicare                                                                             2,376.25
---------------------------------------------------------------------------------------------------------------------------
                State Unemployment Taxes - Employer                                                  1,579.81
---------------------------------------------------------------------------------------------------------------------------
                Federal Unemployment Taxes                                                             407.69
---------------------------------------------------------------------------------------------------------------------------
                State Unemployment Taxes - Employee                                                    737.44
---------------------------------------------------------------------------------------------------------------------------
                State Income Taxes                                                                   1,732.15
---------------------------------------------------------------------------------------------------------------------------
                                                                                                    89,047.94
---------------------------------------------------------------------------------------------------------------------------
March 16, 2001 Payroll Run - Summary of Disbursements
---------------------------------------------------------------------------------------------------------------------------
                ADP Checks Issued                                                                   88,153.48
---------------------------------------------------------------------------------------------------------------------------
                Manual Checks Issued                                                                   894.46
---------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL                                                     89,047.94
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
MARCH 30, 2001 PAYROLL RUN - SUMMARY OF EXPENSE
---------------------------------------------------------------------------------------------------------------------------
                Wages Earned - Normal Recurring                                                     61,887.07
---------------------------------------------------------------------------------------------------------------------------
                Wages Earned - Adjustments & Voids
---------------------------------------------------------------------------------------------------------------------------
                Wage Garnishments
---------------------------------------------------------------------------------------------------------------------------
                Federal Income Taxes                                                                11,977.16
---------------------------------------------------------------------------------------------------------------------------
                Social Security                                                                     11,605.88
---------------------------------------------------------------------------------------------------------------------------
                Medicare                                                                             2,714.36
---------------------------------------------------------------------------------------------------------------------------
                State Unemployment Taxes - Employer                                                  1,504.13
---------------------------------------------------------------------------------------------------------------------------
                Federal Unemployment Taxes                                                             388.17
---------------------------------------------------------------------------------------------------------------------------
                State Unemployment Taxes - Employee                                                    842.34
---------------------------------------------------------------------------------------------------------------------------
                State Income Taxes                                                                   2,713.72
---------------------------------------------------------------------------------------------------------------------------
                                                                                                    93,632.83
---------------------------------------------------------------------------------------------------------------------------
March 30, 2001 Payroll Run - Summary of Disbursements
---------------------------------------------------------------------------------------------------------------------------
                ADP Checks Issued                                                                   93,632.83
---------------------------------------------------------------------------------------------------------------------------
                Manual Checks Issued                                                                 7,443.11
---------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL                                                    101,075.94
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
TOTAL PAYROLL ACCOUNT DISBURSEMENTS                                                                             283,813.12
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

                                B. (TAX ACCOUNT)

--------------------------------------------------------------------------------------- ---------------------
1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS                                                25,000.00
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT REPORTS                                     12,214.29
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
3. BEGINNING BALANCE                                                                               12,785.71
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
4. RECEIPTS DURING CURRENT PERIOD
--------------------------------------------------------------------------------------- ---------------------
         TRANSFERRED FROM GENERAL ACCOUNT                                                               0.00
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
5. BALANCE:                                                                                        12,785.71
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
--------------------------------------------------------------------------------------- ---------------------
Date: 2/23/01, To: CA State Board of Equalization                                                  12,653.00
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
                                                       TOTAL DISBURSEMENTS THIS PERIOD             12,653.00
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
7. ENDING BALANCE                                                                                     132.71
--------------------------------------------------------------------------------------- ---------------------

------------------------------------------------------- -----------------------------------------------------
8.  TAX ACCOUNT NUMBER                                  02180038712
------------------------------------------------------- -----------------------------------------------------
    DEPOSITORY NAME AND LOCATION                        Union Bank of California
-------------------------------------------------------------------------------------------------------------
                                                        445 South Figueroa St., Los Angeles, CA 90051
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

                           D. SUMMARY SCHEDULE OF CASH

--------------------------------------------------------------------------------------- ---------------------
ENDING BALANCE FOR PERIOD
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
         GENERAL ACCOUNT                                                                        (287,787.29)
--------------------------------------------------------------------------------------- ---------------------
         PAYROLL ACCOUNT                                                                         (67,071.01)
--------------------------------------------------------------------------------------- ---------------------
         TAX ACCOUNT                                                                                  132.71
--------------------------------------------------------------------------------------- ---------------------
         OTHER ACCOUNTS *:                                                                      1,439,153.19
--------------------------------------------------------------------------------------- ---------------------
         OTHER MONIES *:                                                                                0.00
--------------------------------------------------------------------------------------- ---------------------
         PETTY CASH **                                                                                  0.00
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
TOTAL CASH AVAILABLE                                                                            1,084,427.60
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------

* SPECIFY THE FUND AND THE TYPE OF HOLDING (I.E., CD, SAVINGS ACCOUNT, INVESTMENT SECURITIES, ETC.) AND THE DEPOSITORY NAME, LOCATION, AND ACCOUNT NUMBER

** ATTACH EXHIBIT ITEMIZING ALL PETTY CASH TRANSACTIONS

NOTE: ATTACH COPIES OF ALL MONTHLY ACCOUNTS FROM FINANCIAL INSTITUTIONS FOR EACH ACCOUNT

                  OTHER ACCOUNTS (SUPPLEMENT TO SCHEDULE I.D.)

---------------------------------------------------------------- --------------------- ----------------------
BANK / ACCOUNT TYPE                                                   Account #               Balance
---------------------------------------------------------------- --------------------- ----------------------

---------------------------------------------------------------- --------------------- ----------------------
BANK OF AMERICA
---------------------------------------------------------------- --------------------- ----------------------
  Master Concentration                                               14501-09188                        0.00
---------------------------------------------------------------- --------------------- ----------------------
  Merchant                                                           14501-09189                        0.00
---------------------------------------------------------------- --------------------- ----------------------
  Moviefone                                                          14502-09192                        0.00
---------------------------------------------------------------- --------------------- ----------------------

---------------------------------------------------------------- --------------------- ----------------------
UNION BANK OF CALIFORNIA
---------------------------------------------------------------- --------------------- ----------------------
  Master Concentration                                               0700494-349                1,382,017.99
---------------------------------------------------------------- --------------------- ----------------------
  FOB Cinemastar Luxury Cinemas, Inc.                                0700494-373                    3,378.70
---------------------------------------------------------------- --------------------- ----------------------
  Merchant                                                           0700494-357                   53,756.50
---------------------------------------------------------------- --------------------- ----------------------
  Moviefone                                                          0700494-146                        0.00
---------------------------------------------------------------- --------------------- ----------------------

--------------------------------------------------------------- --------------------- -----------------------
Total                                                                                           1,439,153.19
---------------------------------------------------------------- --------------------- ----------------------
---------------------------------------------------------------- --------------------- ----------------------

---------------------------------------------------------------- --------------------- ----------------------

              II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS,
                    AND OTHER PARTIES TO EXECUTORY CONTRACTS

---------------------------------------------------------------------------------------------------------------------
   CREDITOR, LESSOR, ETC.    FREQUENCY OF PAYMENTS   AMOUNT OF PAYMENT       POST-PETITION           TOTAL DUE
                                   (Mo./Qtr.)                              PAYMENTS NOT MADE
                                                                                (NUMBER)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Oceanside Mission Market            Monthly                   $57,678.10           0                   $0.00
Place (Lessor MM 13 Theater)
---------------------------------------------------------------------------------------------------------------------
Coudres Family Ptrship              Monthly                   $35,740.55           0                   $0.00
(Lessor PR 10 Theater)
---------------------------------------------------------------------------------------------------------------------
MDA - San Bernardino                Monthly                   $96,851.61           0                   $0.00
(Lessor SB20 Thtr)
---------------------------------------------------------------------------------------------------------------------
Mission Grove Theater               Monthly                   $89,050.40           0                   $0.00
Properties I&II (Lessor MG
18 Theater)
---------------------------------------------------------------------------------------------------------------------
United Title Company                Monthly                    $4,983.40           0                   $0.00
(Lessor - Corp Offices)
---------------------------------------------------------------------------------------------------------------------
Union Bank of California            Monthly                   $57,472.22           0                   $0.00
($2,000,000 loan, principal
and interest)
---------------------------------------------------------------------------------------------------------------------
Midland Loan Services               Monthly                   $17,646.36           3                 $17,646.36
(Mortgage Note on Chula
Vista Property)
---------------------------------------------------------------------------------------------------------------------
Union Bank of California            Monthly                      $646.80           0                   $0.00
(Auto Lease)
---------------------------------------------------------------------------------------------------------------------

                              III. TAX LIABILITIES

------------------------------------------------------------------------------------ ------------------------
FOR THE REPORTING PERIOD:
------------------------------------------------------------------------------------ ------------------------
         GROSS SALES SUBJECT TO SALES TAX                                                         141,530.23
------------------------------------------------------------------------------------ ------------------------
         TOTAL WAGES PAID                                                                         283,813.12
------------------------------------------------------------------------------------ ------------------------

--------------------------------------- ----------------------- ---------------------- ----------------------
                                         TOTAL POST-PETITION      AMOUNT DELINQUENT       DATE DELINQUENT
                                            AMOUNTS OWING                                   AMOUNT DUE
--------------------------------------- ----------------------- ---------------------- ----------------------

--------------------------------------- ----------------------- ---------------------- ----------------------
FEDERAL WITHHOLDING
--------------------------------------- ----------------------- ---------------------- ----------------------
STATE WITHHOLDING
--------------------------------------- ----------------------- ---------------------- ----------------------
FICA-EMPLOYER'S SHARE
--------------------------------------- ----------------------- ---------------------- ----------------------
FICA - EMPLOYEE'S SHARE
--------------------------------------- ----------------------- ---------------------- ----------------------
FEDERAL UNEMPLOYMENT
--------------------------------------- ----------------------- ---------------------- ----------------------
STATE WITHHOLDING
--------------------------------------- ----------------------- ---------------------- ----------------------
SALES AND USE                                        10,968.61                   0.00
--------------------------------------- ----------------------- ---------------------- ----------------------
REAL PROPERTY                                        17,445.59                   0.00
--------------------------------------- ----------------------- ---------------------- ----------------------
OTHER (SPECIFY)
--------------------------------------- ----------------------- ---------------------- ----------------------

--------------------------------------- ----------------------- ---------------------- ----------------------
TOTAL                                                28,414.20                   0.00
--------------------------------------- ----------------------- ---------------------- ----------------------

              IV. AGING OF ACCOUNTS PAYABLE AND ACCOUNTS RECEIVABLE

---------------------------- ------------------------------- ------------------------------------------------
                                                                          ACCOUNTS RECEIVABLE
                                   ACCOUNTS PAYABLE *        ------------------------ -----------------------
                                  (POST-PETITION ONLY)            Pre-Petition            Post-Petition
---------------------------- ------------------------------- ------------------------ -----------------------
30 days or less                                  140,575.68
---------------------------- ------------------------------- ------------------------ -----------------------
31-60 days
---------------------------- ------------------------------- ------------------------ -----------------------
61-90 days
---------------------------- ------------------------------- ------------------------ -----------------------
91-120 days
---------------------------- ------------------------------- ------------------------ -----------------------
Over 120 days
---------------------------- ------------------------------- ------------------------ -----------------------
TOTALS:                                          140,575.68
---------------------------- ------------------------------- ------------------------ -----------------------


                              V. INSURANCE COVERAGE

----------------------- --------------------- -------------------- --------------------- --------------------
                          NAME OF CARRIER     AMOUNT OF COVERAGE    POLICY EXPIRATION       PREMIUM PAID
                                                                           DATE               THROUGH:
----------------------- --------------------- -------------------- --------------------- --------------------
General Liability       Royal Insurance of        $2,000,000             10/14/01              4/14/01
                        America
----------------------- --------------------- -------------------- --------------------- --------------------
Umbrella Liability      St. Paul's                $10,000,000            10/14/01              4/14/01
                        Insurance Company
----------------------- --------------------- -------------------- --------------------- --------------------
Automobile Liability    Royal Insurance of        $1,000,000             10/14/01              4/14/01
                        America
----------------------- --------------------- -------------------- --------------------- --------------------
Directors & Officers    National Union Fire       $5,000,000             6/20/01               4/14/01
Liability               Insurance Company
----------------------- --------------------- -------------------- --------------------- --------------------
Workers Compensation    State (of CA)              Variable                n/a                 4/14/01
                        Compensation
                        Insurance Fund
----------------------- --------------------- -------------------- --------------------- --------------------
Property                Royal Insurance of        $35,212,960            10/14/01              4/14/01
                        America
----------------------- --------------------- -------------------- --------------------- --------------------
Vacant Property         Royal Indemnity           $1,500,000             12/14/01              4/14/01
                        Company
----------------------- --------------------- -------------------- --------------------- --------------------
Foreign Package         ACE USA                   $1,000,000             10/15/01              4/14/01
----------------------- --------------------- -------------------- --------------------- --------------------


                    VI. UNITED STATES TRUSTEE QUARTERLY FEES
                                (TOTAL PAYMENTS)

------------------- ------------------- --------------- ----------------- ----------------- -----------------
   Qtrly Period           Total           Qtrly Fees       Date Paid        Amount Paid     Qtrly Fee Still
      Ending          Disbursements                                                              Owing
------------------- ------------------- --------------- ----------------- ----------------- -----------------

------------------- ------------------- --------------- ----------------- ----------------- -----------------

------------------- ------------------- --------------- ----------------- ----------------- -----------------

------------------- ------------------- --------------- ----------------- ----------------- -----------------

* POST-PETITION ACCOUNTS PAYABLE SHOULD NOT INCLUDE PROFESSIONALS' FEES AND EXPENSES WHICH HAVE BEEN INCURRED BUT NOT YET AWARDED BY THE COURT. POST-PETITION ACCOUNTS PAYABLE SHOULD INCLUDE PROFESSIONALS' FEES AND EXPENSES AUTHORIZED BY COURT ORDER BUT WHICH REMAIN UNPAID AS OF THE CLOSE OF THE PERIOD OF THE REPORT.

               VII. PROFIT AND LOSS STATEMENT (ACCRUAL BASIS ONLY)

                                                           Cumulative
                                 Current Month           Post-Petition
                                 -----------------       ------------------
Admission Revenue                           723,954                2,659,515
Concession Revenue                          277,456                1,010,664
Video Revenue                                15,805                   52,694
Screen Advertising                            7,375                   22,126
Other Revenues                                1,393                    5,991
-----------------------------------------------------------------------------
Theater Revenue                           1,025,983                3,750,990

Film Rental Expense                         293,608                1,324,998
Concession COGS                              37,404                  145,290
-----------------------------------------------------------------------------
Theater Cost of Goods Sold                  331,011                1,470,288

-----------------------------------------------------------------------------
Theater Gross Margin                        694,972                2,280,702
-----------------------------------------------------------------------------

Salaries                                    114,489                  375,381
Payroll Taxes                                12,850                   43,213
Rent Expense                                268,111                  927,365
CAM Expense                                  33,420                   97,075
Utility Expense                              84,340                  192,477
Advertising Expense                          20,644                   58,575
Co-op Advertising Expense                     4,615                   14,876
Repairs & Maint Expense                      13,992                   39,160
Janitorial Services                          26,590                   72,404
Janitorial Supplies Expense                     489                   15,209
Insurance Expense                            20,069                   57,830
Property Taxes                               25,937                  357,203
Security Expense                              4,489                   15,600
Travel & Entertainment                            0                    1,006
Vehicle Expense                                   0                        0
Supplies Expense                              3,347                   17,210
Banking Fees                                  1,899                   24,857
Equipment Rental Expense                      1,324                    3,993
Outside Services Expense                          0                    1,500
Other Theater Expense                         9,635                   25,161
Pre-Opening Expense                               0                        0
-----------------------------------------------------------------------------
Theater Operating Expenses                  646,239                2,340,095

-----------------------------------------------------------------------------
Operating Income                             48,733                 (59,393)
-----------------------------------------------------------------------------

General & Administrative Expense             84,447                  304,788
Deprec & Amortization                       209,888                  664,931
Interest Expense                             48,605                  146,237
Interest/Dividend Income                    (4,181)                 (20,456)
Taxes                                           482                    1,443
Non-Recurring Income/Expense                      0                 (90,000)
-----------------------------------------------------------------------------
Non-Operating (Income)/Expense              339,241                1,006,944

-----------------------------------------------------------------------------
Net Income                                (290,508)              (1,066,336)
=============================================================================

                    VIII. BALANCE SHEET (ACCRUAL BASIS ONLY)


                                                     Current Month End
                                                     --------------------
Cash                                                             1,724,037
Accts Receivable                                                  (25,752)
Conc Inventory                                                      40,696
Concession Rebates                                                   8,584
Supplies Inventory                                                   9,777
Prepaids                                                           379,840
---------------------------------------------------------------------------
Current Assets                                                   2,137,182

Fixed Assets                                                    24,350,280
Accumulated Depreciation                                      (13,136,065)
---------------------------------------------------------------------------
Net Fixed Assets                                                11,214,215

Deposits-Leases                                                     43,789
Deposits-Concession                                                    965
Deposits                                                               200
Investment CLT SA de CV                                             22,875
Investment in Mexico                                               339,643
Goodwill - Mexico                                                (132,046)
---------------------------------------------------------------------------
Other Assets                                                       275,426

---------------------------------------------------------------------------
Assets                                                          13,626,823
===========================================================================

Accounts Payable                                                 2,450,167
Accrued Payroll                                                    216,626
Other Accruals                                                     664,866
Deferred Revenue                                                   465,427
Concession Advances                                                 44,234
Short Term Notes Payable                                                 0
---------------------------------------------------------------------------
Current Liabilities                                              3,841,320

Capital Leases                                                    (10,401)
Credit Facility Debt                                             2,245,000
Notes Payable                                                    1,717,721
---------------------------------------------------------------------------
Debt and Capital Leases                                          3,952,321

Deferred Rent Accrual                                            4,156,581
Intercompany Accounts                                            2,125,024
---------------------------------------------------------------------------
Long-Term Liabilities                                            6,281,604

Common Stock                                                        62,892
Additional Paid In Capital                                      29,642,292
Treasury Stock                                                           0
Retained Earnings                                             (26,278,047)
Current Year Retained Earnings                                 (3,875,558)
Current Year Dividends                                                   0
---------------------------------------------------------------------------
Shareholders' Equity                                             (448,422)

---------------------------------------------------------------------------
Liabilities & Equity                                            13,626,823
===========================================================================

              STATEMENT OF CASH FLOWS (Supplement to Balance Sheet)

                                                      Current Month
                                                      --------------
CASH FLOW FROM OPERATIONS
Net Income / (Loss)                                             (290,508)
Depreciation & Amortization                                       209,888
Non-Cash Interest Expense                                               0
Deferred Rent                                                      13,950
Changes in Operating Assets & Liabilities:
   Change in Current Assets                                        26,980
   Change in Other Assets                                            (25)
   Change in Accounts Payable                                   (509,782)
   Change in Other Liabilities                                   (46,397)
--------------------------------------------------------------------------
Net Cash Provided By / (Used In) Operations                     (595,893)

CASH FLOW FROM INVESTING ACTIVITIES

Purchase of Property                                              (3,250)
Sale of Property                                                        0
--------------------------------------------------------------------------
Net Cash Provided By / (Used In) Investing Activities             (3,250)

CASH FLOW FROM FINANCING ACTIVITIES
Payment of Debt & Capital Lease Obligations                      (35,000)
Proceeds from Debt Issuance / Drawdown                                  0
Proceeds from Issuance of Common Stock                                  0
--------------------------------------------------------------------------
Net Cash Provided By / (Used In) Financing Activities            (35,000)

--------------------------------------------------------------------------
Net Increase / (Decrease) in Cash                               (634,143)
--------------------------------------------------------------------------

Beginning of Period Cash Balance                                2,358,180
--------------------------------------------------------------------------

--------------------------------------------------------------------------
End of Period Cash Balance                                      1,724,037
==========================================================================

                                IX. QUESTIONNAIRE

1. Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as has been authorized by the court?

     No  X

     Yes

     Explain:

2. Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals or other insiders without appropriate authorization?

     No  X

     Yes

     Amount, to whom, and for what period:

3. State what progress was made during the reporting period toward filing a plan of reorganization: Debtor has prepared detailed financial projections and anticipates getting a plan on file by the end of April 2001.

4. Describe potential future events which may have a significant impact on the case.

5. Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

6. Did you receive any exempt income this month, which is not set forth in the operating report?

     No  X

     Yes

     If yes, please set forth the amounts and the source of the income.

I, DONALD H. HARNOIS, JR., CHIEF FINANCIAL OFFICER, declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Date: April 18, 2001
                                          s/ Donald H. Harnois, Jr.
                                          -----------------------------------
                                          Principal for debtor-in-possession